Exhibit 10.24.3

Execution Version

AMENDMENT NO. 3

AMENDMENT NO. 3 dated as of May 3, 2016, among each of the “Borrowers” listed on the signature pages hereto (collectively, the “Borrowers”), each of the “Parent Guarantors” listed on the signature pages hereto (collectively, the “Parent Guarantors”), each of the “Subsidiary Guarantors” listed on the signature pages hereto (collectively, the “Subsidiary Guarantors”; together with the Borrowers and the Parent Guarantors, collectively, the “Credit Parties”), each of the “Lenders” listed on the signature pages hereto (collectively, the “Lenders”), and Citibank, N.A., as administrative agent for the Lenders (together with its successors in such capacity, the “Administrative Agent”).

The Borrowers, the Parent Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of December 13, 2011 (as amended by Amendment No. 1 thereto dated as of August 9, 2013 and Amendment No. 2 thereto dated as of May 5, 2015, the “Credit Agreement”).

The Borrowers, the Parent Guarantors, the Subsidiary Guarantors, Lenders constituting the Required Lenders and the Administrative Agent wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions; Authorization. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01.     References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02.    Defined Terms. Section 1.01 of the Credit Agreement is hereby amended as follows:
(a)    Amended Definitions.
(i)     The definition of “Additional Management Fee Earning Amount” shall be deleted in its entirety (1).
(ii)    The definition of “Consolidated Subsidiary” shall be amended by adding the following at the end of the last sentence thereof:
“and ‘Consolidated Subsidiary’ shall not in any event include UrbPlan”,
(iii)    The definition of “Defaulting Lender” shall be amended by amending clause (e) thereof to delete the word “or” prior to clause (ii) of clause (e) and adding the following new clause (iii) immediately following clause (ii) of clause (e):
“, or (iii) become the subject of a Bail-in Action”.
(iv)    The definition of “EBITDA” shall be amended by adding the following proviso immediately following the words “without duplication in accordance with GAAP” at the end of the first paragraph thereof:

“; provided that, in determining EBITDA for any period, not more than 25% of EBITDA for such period shall be attributable to, or generated by, CLO Management Subsidiaries.”.

(v)    The definition of “Management Fee Earning Assets Amount” shall be amended to read in its entirety as follows:

“Management Fee Earning Assets Amount” means, on any Quarterly Date, the aggregate amount, without duplication, of (a) capital commitments to the applicable Fund Entity, (b) invested capital of the applicable Fund Entity, or (c) total assets of the applicable Fund Entity, in each case, to the extent used as the basis for calculating Management Fees for such Fund Entity on the applicable Quarterly Date; provided that for purposes of the foregoing determination, (i) only Fund Entities with respect to which any Management Fees shall have been paid, directly or indirectly, to the Obligors during the four-quarter period ending on such Quarterly Date shall be included, (ii) any Fund Entity owned or managed by a Non-Controlled Acquired Entity shall be excluded and (iii) any Fund Entity that is a CLO or is owned or managed by a CLO Management Subsidiary shall in each case be excluded.

(vi)    The definition of “Material Indebtedness” shall be amended by adding “(excluding UrbPlan Indebtedness so long as UrbPlan continues to engage in the same line of business that it conducts on the Amendment No. 3 Effective Date)” immediately after the phrase “Fund Entities” in clause (ii) thereof.

(vii)    The definition of “Subsidiary” shall be amended by adding the following at the end of the last sentence thereof:

“and ‘Subsidiary’ shall not in any event include UrbPlan”.

(viii)    The definition of “Total Indebtedness” shall be amended by adding the following language immediately after the words “at such time” at the end of the first sentence thereof:

“, excluding any Indebtedness of a CLO Management Subsidiary incurred pursuant to and in accordance with Section 7.01(o)”.

(ix)    The definition of “Unrestricted Cash” shall be amended by adding the following proviso at the end thereof:

“; provided that Unrestricted Cash shall not include any cash of any CLO Management Subsidiary”.

(b)    New Definitions. The following definitions shall be added to Section 1.01 of the Credit Agreement and inserted in the appropriate alphabetical locations as follows:
(i)    “Amendment No. 3 Effective Date” means May 3, 2016
(ii)    “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
(iii)    “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
(iv)    “CLO” means a “collateralized loan obligation” and including any special-purpose investment vehicle established to accumulate primarily loans and which is funded by the issuance of securities in one or more classes, the debt securities of which are secured by substantially all of the assets of such Person.

(v)    “CLO Management Subsidiary” means any Subsidiary of a Credit Party designated by the Borrowers as a “CLO Management Subsidiary” pursuant to Section 6.12.

(vi)    “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
(vii)    “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
(viii)    “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
(ix)    “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
(x)    “UrbPlan” means SCPL Brazil Real Estate I Fundo de Investimento em Participacoes and its Subsidiaries, including Carlyle SDU Participacoes S.A., UrbPlan Desenvolvimento Urbano S.A. and their respective Subsidiaries.
(xi)    “UrbPlan Indebtedness” means Indebtedness of UrbPlan which is non-recourse to the Obligors and their Subsidiaries.
(xii)    “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
2.03    Accounting Terms; GAAP. Section 1.03(c) is hereby amended and restated as follows:
“The definition of Capital Lease Obligations shall be determined in accordance with GAAP as in effect on the Effective Date.”
2.04.    Defaulting Lenders. Section 2.19(g) is hereby amended by adding the words “subject to Section 10.20,” at the beginning thereof.
2.05.    Financial Statements and Other Information. Clause (ii) of Section 6.01(c) of the Credit Agreement is hereby amended by inserting the words “and reasonable detail of any portion of EBITDA that is attributable to a CLO Management Subsidiary” at the end thereof.
2.06.    Designation of CLO Management Subsidiaries. Article VI of the Credit Agreement is hereby amended to add the following new Section 6.12:
“SECTION 6.12. Designation of Subsidiaries. The Borrowers may at any time designate any Subsidiary of a Credit Party as a CLO Management Subsidiary; provided that (a) immediately before and after the effectiveness of such designation no Default or Event of Default shall have occurred and be continuing, (b) immediately after giving effect to the effectiveness of such designation, the Obligors shall be in Pro Forma Compliance and (c) at least three days prior to the effectiveness of such designation, the Borrowers shall deliver to the Administrative Agent an officer’s certificate containing the effective date of such designation and confirming that such designation is in compliance with the terms of this Agreement.”
2.07. Indebtedness. Section 7.01 of the Credit Agreement is hereby amended to (i) delete the word “and” after the semi-colon at the end of clause (m) thereof, (ii) insert the word “and” after the semi-colon at the end of clause (n) thereof and (iii) add the following new Section clause (o):
“(o)    Indebtedness incurred by any CLO Management Subsidiary to finance any Investment made to comply with any regulatory requirements with respect to a CLO (including risk retention requirements); provided that (i) such Indebtedness is a limited recourse obligation of such CLO Management Subsidiary payable solely from the assets of such CLO Management Subsidiary, (ii) following realization of the assets of such CLO Management Subsidiary and application of the proceeds thereof all obligations of such CLO Management Subsidiary in respect of such Indebtedness are expected to be extinguished and, to the extent of such proceeds, shall be repaid and shall not thereafter revive, (iii) neither the Obligors nor any of their Subsidiaries (other than such CLO Management Subsidiary) (x) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) to such CLO Management Subsidiary, (y) is directly or indirectly liable as a guarantor in connection with such Indebtedness or (z) is a creditor in respect of such Indebtedness, provided that none of the foregoing shall prevent the Obligors and their Subsidiaries from making any reasonable and customary representations, warranties, covenants (which covenants shall not relate to the payment of such Indebtedness) and indemnities in connection with such Indebtedness, and (iv) no default with respect to such Indebtedness (including any rights that the holders of such Indebtedness may have to take enforcement action against such CLO Management Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness of the Obligors or any of their Subsidiaries (other than such CLO Management Subsidiary) to declare a default on such other Indebtedness or cause the payment of such Indebtedness of such CLO Management Subsidiary to be accelerated or payable prior to its stated maturity;”
2.08. Liens. Section 7.02 of the Credit Agreement is hereby amended to (i) delete the word “and” after the semi-colon at the end of clause (h) thereof, (ii) replace the period with a semi-colon and insert the word “and” after the semi-colon at the end of clause (i) thereof and (iii) add the following new clause (j):
“(j)    Liens on Investments of a CLO Management Subsidiary securing Indebtedness incurred pursuant to and in accordance with Section 7.01(o) to the extent such Lien covers only the assets of such CLO Management Subsidiary.”
2.09. CLO Management Subsidiaries. Article VII of the Credit Agreement is hereby amended to add the following new Section 7.12:
“SECTION 7.12. CLO Management Subsidiaries. No Credit Party shall permit any CLO Management Subsidiary to engage in any business other than the management, servicing or administration performed in connection with a Fund Entity that is a CLO (or similar funds established to invest primarily in leveraged loans) and the holding of Investments in such a Fund Entity or other CLO Management Subsidiary and activities reasonably related or incidental thereto (including the incurrence of Indebtedness to finance such Investments to the extent permitted under and in accordance with Section 7.01(o)).”
2.10. Events of Default. Section 8.01 of the Credit Agreement is hereby amended to add the following language at the end of clause (f) thereof:
“or any Indebtedness of a CLO Management Subsidiary incurred pursuant to and in accordance with Section 7.01(o)”

2.11. Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Article X of the Credit Agreement is hereby amended to add the following new Section 10.20 at the end thereof:
“SECTION 10.20 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability, (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document, or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

Section 3. Representations and Warranties. Each Credit Party represents and warrants to each Holder that immediately before and after giving effect to this Amendment No. 3 (a) the representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date), and (b) no Default or Event of Default has occurred and is continuing.

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

(a)    the Administrative Agent shall have received counterparts of this Amendment No. 3 executed by each Credit Party and the Required Lenders;
(b)    the Borrowers shall have paid all fees and expenses of the Administrative Agent and the Lenders in connection with this Amendment No. 3 (including the invoiced fees and expenses of counsel to the Administrative Agent); and
(c)    the Administrative Agent shall have received the following, in form and substance reasonably satisfactory to the Administrative Agent:
(i)    certified copies of the resolutions of the Board of Directors of each Credit Party approving the transactions contemplated by this Amendment No. 3 and the execution and delivery of this Amendment No. 3 and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment No. 3 or the Credit Agreement; and
(ii)    a certificate of the Secretary or an Assistant Secretary of each of the Credit Parties certifying the names and true signatures of the officers of such Credit Party authorized to sign this Amendment No. 3 and the other documents required to be delivered hereunder.

Section 5. Ratification of Obligations. Each Credit Party, by its execution of this Amendment No. 3, hereby (a) unconditionally confirms and ratifies that all of its obligations (including any guarantee obligations) under the Loan Documents to which it is a party shall continue uninterrupted and in full force and effect for the benefit of the Holders, (b) represents, warrants and agrees that on and after the date hereof, it will continue to obtain benefits from the incurrence of Loans to, and the issuance of Letters of Credit for the account of, the Borrowers, and (c) agrees that on and after the date hereof, all references in the Loan Documents to the “Credit Agreement” shall be deemed to be and are references to the Credit Agreement as amended hereby.

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 is a Loan Document for all purposes of the Credit Agreement. The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature Pages Follow]

(1)Note: This definition is not applicable after the last amendment and is not used in the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

CREDIT PARTIES

BORROWERS

TC GROUP INVESTMENT HOLDINGS, L.P.
By: Carlyle Holdings II L.P., its general partner

By: /s/ Daniel A. D'Aniello
Name: Daniel A. D'Aniello
Title: Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
By: Carlyle Holdings III L.P., its general partner

By: /s/ Daniel A. D'Aniello
Name: Daniel A. D'Aniello
Title: Chairman

TC GROUP CAYMAN, L.P.
By: Carlyle Holdings III L.P., its general partner

By: /s/ Daniel A. D'Aniello
Name: Daniel A. D'Aniello
Title: Chairman

CARLYLE INVESTMENT MANAGEMENT, L.L.C.

By: /s/ Jeffrey W. Ferguson
Name: Jeffrey W. Ferguson
Title: General Counsel

PARENT GUARANTORS

TC GROUP, L.L.C.
By: Carlyle Holdings I L.P., its sole member

By: /s/ Daniel A. D'Aniello
Name: Daniel A. D'Aniello
Title: Chairman

CARLYLE HOLDINGS I L.P.

By: /s/ Daniel A. D'Aniello
Name: Daniel A. D'Aniello
Title: Chairman

CARLYLE HOLDINGS II L.P.

By: /s/ Daniel A. D'Aniello
Name: Daniel A. D'Aniello
Title: Chairman

CARLYLE HOLDINGS II L.P.

By: /s/ Daniel A. D'Aniello
Name: Daniel A. D'Aniello
Title: Chairman

SUBSIDIARY GUARANTORS

TC GROUP INVESTMENT HOLDINGS SUB L.P.
By: TC Group Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner

By: /s/ Daniel A. D'Aniello
Name: Daniel A. D'Aniello
Title: Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P.
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner

By: /s/ Daniel A. D'Aniello
Name: Daniel A. D'Aniello
Title: Chairman

TC GROUP CAYMAN SUB L.P.
By: TC Group Cayman, L.P., its general partner
By: Carlyle Holdings III L.P., its general partner

By: /s/ Daniel A. D'Aniello
Name: Daniel A. D'Aniello
Title: Chairman

TC GROUP SUB L.P.
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its sole member

By: /s/ Daniel A. D'Aniello
Name: Daniel A. D'Aniello
Title: Chairman

CARLYLE KNOX HOLDINGS, L.L.C.

By: /s/ Daniel A. D'Aniello
Name: Daniel A. D'Aniello
Title: Chairman

CARLYLE HOLDINGS FINANCE L.L.C.

By: /s/ Daniel A. D'Aniello
Name: Daniel A. D'Aniello
Title: Chairman

CARLYLE HOLDINGS FINANCE L.L.C.

By: /s/ Daniel A. D'Aniello
Name: Daniel A. D'Aniello
Title: Chairman

LENDERS

CITIBANK, N.A.

By /s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By /s/ Matthew Griffith
Name: Matthew Griffith
Title: Executive Director

BANK OF AMERICA, N.A.

By /s/ Justin Smiley
Name: Justin Smiley
Title: Director

BARCLAYS BANK PLC

By /s/ Matthew Cybul
Name: Matthew Cybul
Title: Assistant Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By /s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By: /s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH

By/s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

By /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

GOLDMAN SACHS BANK, USA

By /s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A.

By /s/ Cindy Tse
Name: Cindy Tse
Title: Authorized Signatory

SOCIETE GENERALE

By /s/ Shelley Yu
Name: Shelley Yu
Title: Director

UBS AG, STAMFORD BRANCH

By /s/ Darlene Aris
Name: Darlene Arias
Title: Director

By: /s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

Accepted and Acknowledged by:

CITIBANK, N.A., as Administrative Agent

By /s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President